UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): September 16, 2010 (September 15, 2010)

DIGITALGLOBE, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-34299	31-1420852

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1601 Dry Creek Drive, Suite 260 Longmont, Colorado	80503

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (303) 684-4000
Not Applicable

(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.
     On September 15, 2010, DigitalGlobe, Inc. (the “Company”) entered into an Underwriting Agreement (the “Underwriting Agreement”) with Morgan Stanley & Co. Incorporated and J.P. Morgan Securities LLC, as representatives of the underwriters named therein (the “Underwriters”), and the stockholders of the Company identified as Selling Stockholders therein (the “Selling Stockholders”), pursuant to which the Selling Stockholders agreed to sell 6,000,877 shares of common stock, par value $0.001 per share, of the Company (the “Shares”) at a price of $30.25 per share. Pursuant to the Underwriting Agreement, one of the Selling Stockholders has granted the Underwriters a 30-day option to purchase up to an aggregate of 900,000 additional shares. The Shares are being offered and sold under a prospectus supplement filed with the Securities and Exchange Commission pursuant to Rule 424(b) of the Securities Act of 1933, as amended (the “Securities Act”), in connection with an offering pursuant to the Company’s Registration Statement on Form S-3 (Registration No. 333-169354). Delivery of the Shares is expected to occur on September 21, 2010, subject to customary closing conditions.
     The Company has agreed to indemnify the Underwriters against certain liabilities, including liabilities under the Securities Act, or to contribute to payments the Underwriters may be required to make because of any of those liabilities.
     The summary of the Underwriting Agreement in this report does not purport to be complete and is qualified in its entirety by reference to such agreement, which is filed as Exhibit 1.1 hereto.
Item 7.01. Regulation FD Disclosure.
     On September 15, 2010, the Company issued a press release announcing that it had priced the offering of the Shares. A copy of the press release is furnished as Exhibit 99.1 hereto and is incorporated herein by reference.
     In accordance with General Instruction B.2 of Form 8-K, the information set forth in the attached Exhibit 99.1 is deemed to be “furnished” and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended.
Item 9.01. Financial Statements and Exhibits.
     (d) Exhibits.

Exhibit Number	Description

Exhibit 1.1(a)	Underwriting Agreement, dated September 15, 2010, by and among the Company, Morgan Stanley & Co. Incorporated and J.P. Morgan Securities LLC, as representatives, and the Selling Stockholders.

Exhibit 99.1(b)	DigitalGlobe, Inc.’s press release, dated September 15, 2010.

(a)	Filed herewith.

(b)	Furnished herewith.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 15, 2010	DIGITALGLOBE, INC.
	By:	/s/ Yancey L. Spruill
		Name:	Yancey L. Spruill
		Title:	Executive Vice President, Chief Financial Officer and Treasurer